UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DYNATRACE, INC.
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DYNATRACE, INC.
1601 Trapelo Road, Suite 116
Waltham, Massachusetts 02451
Dear Dynatrace Stockholder:
I am pleased to invite you to attend the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Dynatrace, Inc., or Dynatrace, to be held online on Tuesday, August 25, 2020 at 1:00 p.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/DT2020, where you will be able to vote electronically and submit questions. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2020 Annual Meeting of Stockholders and Proxy Statement.
Pursuant to the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials. On or about July 15, 2020, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access online or request a printed copy of our Proxy Statement for the 2020 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended March 31, 2020.
Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet, by telephone or virtually in person at the Annual Meeting or, if you requested printed copies of proxy materials, you also may vote by mailing a proxy card. Please review the instructions on the Notice or on the proxy card regarding your voting options.
Thank you for being a Dynatrace stockholder. We look forward to seeing you at our Annual Meeting.
Sincerely,
/s/ John Van Siclen

John Van Siclen
Chief Executive Officer

YOUR VOTE IS IMPORTANT
In order to ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card. Your vote will help to ensure the presence of a quorum at the meeting mean that your shares are represented at the Annual Meeting. If you hold your shares through a broker, your broker is not permitted to vote on your behalf on the election of directors unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet). For your vote to be counted, you will need to communicate your vote before the date of the Annual Meeting. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your stock virtually at the Annual Meeting.

DYNATRACE, INC.
1601 Trapelo Road, Suite 116
Waltham, Massachusetts 02451
NOTICE OF 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To be held August 25, 2020
Notice is hereby given that Dynatrace, Inc. will hold its 2020 Annual Meeting of Stockholders, or the Annual Meeting, online on Tuesday, August 25, 2020 at 1:00 p.m. Eastern Time, for the following purposes:
•To elect three Class I directors, John Van Siclen, Michael Capone and Stephen Lifshatz, to hold office until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021; and
•To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).
Our board of directors recommends that you vote “FOR” the director nominees named in Proposal One, and “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm as described in Proposal Two.
Only stockholders of record at the close of business on July 1, 2020 are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. You may attend, vote and participate at the Annual Meeting by visiting www.virtualshareholdermeeting.com/DT2020 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions included with the proxy materials dated July 15, 2020. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on July 1, 2020 or hold a valid proxy for the Annual Meeting. If you are a stockholder of record or hold shares through a broker, trustee, or nominee, your ownership as of the record date will be verified prior to admittance into the meeting. Access to the webcast will begin at 12:45 p.m. Eastern Time on August 25, 2020. For instructions on how to vote your shares, please refer to the instructions on the Notice of Availability of Proxy Materials you received in the mail, the section titled “How do I vote?” beginning on page 2 of this Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of the Board of Directors,

/s/ Craig Newfield

Craig Newfield
Senior Vice President, General Counsel
Waltham, Massachusetts
July 15, 2020

Table of Contents
Page

PROXY STATEMENT	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	5
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS DYNATRACE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2021	9
CORPORATE GOVERNANCE	10
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	21
PRINCIPAL STOCKHOLDERS	24
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	26
REPORT OF THE AUDIT COMMITTEE	27
HOUSEHOLDING	28
STOCKHOLDER PROPOSALS	28
OTHER MATTERS	28

DYNATRACE, INC.
1601 Trapelo Road, Suite 116
Waltham, Massachusetts 02451
PROXY STATEMENT
FOR THE 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 25, 2020
This proxy statement contains information about the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Dynatrace, Inc., which will be held online on August 25, 2020 at 1:00 p.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/DT2020, where you will be able to vote electronically and submit questions. The board of directors of Dynatrace, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Dynatrace,” “we,” “us,” and “our” refer to Dynatrace, Inc. The mailing address of our principal executive offices is Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, Massachusetts 02451.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended March 31, 2020 available to stockholders on July 15, 2020.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of: (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (IPO) in August 2019; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the 2020 Annual Meeting of Stockholders to be Held on August 25, 2020:
This proxy statement and our 2020 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, Massachusetts 02451, Attention: Corporate Secretary or by email to ir@dynatrace.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2020 are also available on the SEC’s website at www.sec.gov.

DYNATRACE, INC.
PROXY STATEMENT
FOR THE 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about July 15, 2020, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2020 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2020 Annual Report to Stockholders, or 2020 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about July 15, 2020. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2020 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2020 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2020 Annual Meeting of Stockholders, this proxy statement and our 2020 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.
Who is soliciting my vote?
Our Board of Directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on July 1, 2020.
How many votes can be cast by all stockholders?
There were 281,056,977 shares of our common stock, par value $0.001 per share, outstanding on July 1, 2020, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of preferred stock were outstanding as of July 1, 2020.
How do I vote?
Virtually In Person
If you are a stockholder of record, you may vote virtually in person at the Annual Meeting. You may attend the Annual Meeting virtually via the internet at www.virtualshareholdermeeting.com/DT2020 and you may vote during the meeting. Access to the webcast will begin at 12:45pm Eastern Time on August 25, 2020. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, provided in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions included with the proxy materials dated July 15, 2020. If you hold your shares through a bank or broker and wish to vote in person at the meeting, you must obtain a valid proxy from the firm that holds your shares.
By Proxy
If you do not wish to vote virtually in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet or phone must be received by the cutoff time of 11:59 p.m. Eastern Time on August 24, 2020. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
By Internet or by Phone
You may vote over the internet or by telephone by following the instructions provided on the Notice.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or by phone by the cutoff time of 11:59 p.m. Eastern Time on August 24, 2020, (2) attending and voting virtually at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Dynatrace, Inc., 1601 Trapelo Road, Suite 116 Waltham, Massachusetts 02451, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” item, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an annual meeting?
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting
Our bylaws provide that, for nominations of persons for election to our Board or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice, received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However our bylaws also provide that, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
The advance notice requirements under our bylaws for the 2021 Annual Meeting of Stockholders are as follows: a stockholder’s notice shall be timely delivered to our Secretary at the address set forth above not earlier than the close of business on April 27, 2021 and not later than the close of business on May 27, 2021. However, if the date of our 2021 Annual Meeting of Stockholders occurs more than 30 days before or 60 days after August 25, 2021, the anniversary of the 2020 Annual Meeting, a stockholder notice will be timely if it is received at the address set forth above by the later of the close of business on (A) the 90th day prior to such annual meeting or (B) the tenth day following the day on which public disclosure of the date of the meeting is made.
Requirements for Stockholder Proposals to be Considered for Inclusion
In addition to the requirements stated above, any stockholder who wishes to submit a proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2021 must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. For such proposals to be included in our proxy materials relating to our 2021 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than March 17, 2021. If the date of our annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If the date of our annual meeting is moved, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS
Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•the Class I directors are John Van Siclen, Michael Capone and Stephen Lifshatz and their terms will expire at the Annual Meeting;
•the Class II directors are Seth Boro, James Lines and Jill Ward and their terms will expire at the annual meeting of stockholders to be held in 2021; and
•the Class III directors are Kenneth “Chip” Virnig and Paul Zuber and their terms will expire at the annual meeting of stockholders to be held in 2022.
Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our board of directors has nominated John Van Siclen, Michael Capone and Stephen Lifshatz for election as the Class I directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
Nominees for Election as Class I Directors
The following table identifies our directors and sets forth their principal occupation and business experience during the last five years and their ages as of July 1, 2020.

Name	Positions and Offices Held with Dynatrace, Inc.	Director Since	Age
John Van Siclen	Chief Executive Officer and Director	2015	63
Michael Capone	Director	2019	53
Stephen Lifshatz	Director	2019	61
John Van Siclen has served as our Chief Executive Officer since 2008 and on our board of directors since December 2014. He has over 35 years of experience developing and leading technology companies in a variety of markets including networking, database, content management and broadband. In 2012, Mr. Van Siclen was recognized by CRN magazine as a "Top 25 Disrupter", and in 2018 he was recognized by Comparably as one of the top CEOs in America (#17) for companies over 500 employees. Prior to Dynatrace, Mr. Van Siclen was Chief Executive Officer of Adesso Systems, Inc. from July 2006 until December 2007. Mr. Van Siclen also held several executive positions at Interwoven Inc. from January 2000 until June 2003 last serving as its Chief Executive Officer from January 2002 through June 2003. Mr. Van Siclen holds a B.A. in History from Princeton University. Our board of directors believes that based on Mr. Van Siclen’s knowledge of our company and our business, and his service as our Chief Executive Officer, Mr. Van Siclen is qualified to serve on our board of directors.
Michael Capone has served on our board of directors since July 2019. Mr. Capone has served as the Chief Executive Officer of Qlik Technologies, Inc., which is owned by affiliates of Thoma Bravo, since January 2018. Prior to that, Mr. Capone served as the Chief Operating Officer of Medidata Solutions, Inc. (Nasdaq: MDSO) from October 2014 to December 2017. Prior to joining Medidata, Mr. Capone worked in various executive positions at Automatic Data Processing, Inc., or ADP (Nasdaq: ADP), serving as Corporate Vice President of Product Development and Chief Information Officer from July 2008 to September 2014, and Senior Vice President and General Manager of ADP’s Global HR/Payroll Outsourcing Business from July 2005 to June 2008. He has also served on the board of directors of Ellie Mae, which is owned by private equity funds advised by Thoma Bravo, since May 2019. Mr. Capone holds a B.S. in Computer Science from Dickinson College and an M.B.A. in Finance from Pace University. Our board of directors believes that Mr. Capone’s board and business experience and his overall knowledge of our industry qualify him to serve on our board of directors.
Stephen Lifshatz has served on our board of directors since July 2019. Mr. Lifshatz has served as the Chief Financial Officer for Lytx, a private video telematics company, since May 2018. Prior to joining Lytx, from January 2017 through May 2018, Mr. Lifshatz was engaged as an independent consultant by several private equity firms to assist in the development and expansion of certain of their portfolio companies. Prior to that, Mr. Lifshatz served as Chief Financial Officer of Fleetmatics Group PLC (NYSE: FLTX) from December 2010 to December 2016. Mr. Lifshatz had also served as CFO of four additional private and public companies during his career. Mr. Lifshatz served on the Board of Directors of Amicas, Inc. (Nasdaq: AMCS) from June 2007 until June 2010, as well as on the Board or Advisory Board of several companies. Mr. Lifshatz holds a B.S. in Accounting and Marketing from Skidmore College. Our board of directors believes that Mr. Lifshatz’s board and business experience and his overall knowledge of our industry qualify him to serve on our board of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The board of directors recommends voting “FOR” the election of John Van Siclen, Michael Capone and Stephen Lifshatz as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2023.

Directors Continuing in Office
The following table identifies our directors continuing in office and sets forth their principal occupation and business experience during the last five years and their ages as of July 1, 2020.

Name	Positions and Offices Held with Dynatrace	Director Since	Class and Year in Which Term Will Expire	Age
Seth Boro	Director	2015	Class II – 2021	44
James K. Lines	Director	2015	Class II – 2021	63
Jill Ward	Director	2019	Class II – 2021	60
Kenneth “Chip” Virnig	Director	2015	Class III – 2022	36
Paul Zuber	Director	2019	Class III—2022	60
 Class II Directors (Term Expires at 2021 Annual Meeting)
Seth Boro has served on our board of directors since January 2015. Mr. Boro has served as a Managing Partner at Thoma Bravo since 2013. He joined Thoma Bravo in 2005 and became a Partner in 2010, serving in that capacity until becoming a Managing Partner in 2013. Mr. Boro was previously an associate with the private equity firm Summit Partners from July 2000 to May 2003 and an analyst with Credit Suisse from July 1999 to July 2000. Mr. Boro currently serves on the board of directors of SolarWinds Corporation (NYSE: SWI) and previously served on the board of directors of SailPoint Technologies Holdings, Inc. (NYSE: SAIL) until November 2018. He currently serves as a director of several software and technology service companies in which certain private equity funds advised by Thoma Bravo hold an investment. Example companies include Barracuda Networks, Inc., ConnectWise, Inc., Empirix, Inc., Hyland Software, Inc., Imperva, Inc., Kofax, Ltd., LogRhythm, Inc., Qlik Technologies, Inc., Riverbed Technology, and Veracode, Inc. Mr. Boro also serves or has previously served on the board of directors of other cyber security companies. Examples include including Blue Coat Systems, Inc., Entrust, Inc., McAfee, LLC, SonicWALL, Inc., Sophos Limited. and Tripwire, Inc. Mr. Boro received his M.B.A. from the Stanford Graduate School of Business and is a graduate of Queen’s University School of Business (Canada), where he received a Bachelor of Commerce degree. Our board of directors believes that Mr. Boro’s board and industry experience qualify him to serve on our board of directors.
James K. Lines has served on our board of directors since January 2015. Mr. Lines has been an Operating Partner with Thoma Bravo since 2002 and is now a Senior Operating Partner. Mr. Lines’ prior experience includes service in various financial management capacities at affiliates of AMR Corporation (a parent company of American Airlines), including as Chief Financial Officer of The SABRE Group; as Senior Vice President and Chief Financial Officer of ITI Marketing Services, a private tele-services firm; and as Executive Vice President and Chief Financial Officer of United Surgical Partners, an international operator of surgery centers and hospitals. Mr. Lines currently serves on the board of directors of SolarWinds Corporation (NYSE: SWI) and several other software and technology service companies in which certain private equity funds advised by Thoma Bravo hold an investment, including ABC Financial Services, LLC, Hyland Software, Inc., Imprivata, Inc., Riverbed Technology, Inc. and Qlik Technologies, Inc. Mr. Lines earned his B.S. in Electrical Engineering from Purdue University and an M.B.A. from Columbia University. Our board of directors believes that Mr. Lines’ management, financial and industry experience and his knowledge of our business qualify him to serve on our board of directors.
Jill Ward has served on our board of directors since September 2019. From 2018 to February 2020, Ms. Ward has served as an operating partner of Lead Edge Capital, a growth equity investment firm. Ms. Ward has served as a member of the board of directors of HubSpot (NYSE: HUBS) since October 2017. Ms. Ward served as a member of the board of directors of Carbon Black, Inc. (Nasdaq: CBLK) from December 2018 until its acquisition by VMware, Inc. in October 2019 and she served as president and chief operating officer of Fleetmatics from 2015 until its acquisition by Verizon Communications in 2016. Prior to Fleetmatics, from 2001 to 2014, Ms. Ward served as vice president and then senior vice president and general manager at Intuit. Ms. Ward has also held leadership roles at Fidelity Investments, and Bain & Company. Ms. Ward holds an MBA from the Amos Tuck School of Business Administration at Dartmouth College and a BA from Wellesley College. Our board of directors believes that Ms. Ward’s board and business experience and her overall knowledge of our industry qualify her to serve on our board of directors.
Class III Directors (Term Expires at 2022 Annual Meeting)
Kenneth “Chip” Virnig has served on our board of directors since January 2015. Since September 2018, he has served as Partner at Thoma Bravo, and from July 2015 to September 2018 he served as Principal at Thoma Bravo. Mr. Virnig joined Thoma Bravo in 2008 and served as Vice President prior to his promotion to Principal. Prior to that Mr. Virnig worked as an analyst in the investment banking group at Merrill Lynch & Co. from July 2006 to July 2008. He previously served on the board of directors of SailPoint Technologies Holdings, Inc. (NYSE: SAIL) until March 2019 and currently serves as a director of several software and technology service companies in which certain private equity funds advised by Thoma Bravo hold an investment. Examples include Barracuda Networks, Inc., Hyland Software, Inc., Imperva, Inc., Imprivata, Inc., Kofax, Ltd., LogRhythm, Inc., Qlik Technologies, Inc., Sophos

Limited and Veracode, Inc. Mr. Virnig received a B.A. in Business Economics, Commerce, Organizations and Entrepreneurship from Brown University. Our board of directors believes that Mr. Virnig’s board and industry experience and his overall knowledge of our business qualify him to serve on our board of directors.
Paul Zuber has served on our board of directors since January 2015. Mr. Zuber has been an Operating Partner with Thoma Bravo since 2010. Previously he served as founding Chief Executive Officer of Dilithium Networks Inc. from July 2001 to July 2010 and as Chief Executive Officer of Bluegum Group from 1995 to 2000. Mr. Zuber also served in senior positions at Ready Systems Inc. from 1986 to 1990. Mr. Zuber currently serves on the board of directors of several software and technology service companies in which certain private equity funds advised by Thoma Bravo hold an investment, including ABC Financial Services, LLC, Barracuda Networks, Inc., Cority Software Inc., Empirix, Inc., Frontline Education Technologies, LLC, Houlihan Lokey (NYSE: HLI), Imprivata, Inc., Kofax, Ltd., LogRhythm, Inc., MedeAnalytics, Inc., MeridianLink, Inc., and Sophos Limited. Mr. Zuber has an M.B.A. from the Stanford Graduate School of Business and B.A. degrees in International Relations and Economics from Stanford University. Our board of directors believes that Mr. Zuber’s board and industry experience and his knowledge of our business qualify him to serve on our board of directors.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.
Executive Officers Who Are Not Directors
The following table identifies our executive officers, and sets forth their current positions at Dynatrace and their ages as of July 1, 2020.

Name	Position Held with Dynatrace	Officer Since	Age
Kevin Burns	Chief Financial Officer and Treasurer	2016	50
Stephen J. Pace	Senior Vice President, Worldwide Sales	2016	60
Bernd Greifeneder	Senior Vice President, Chief Technology Officer	2014	48
Kevin Burns has served as our Chief Financial Officer and Treasurer since September 2016. Mr. Burns was also the Treasurer and Secretary of SIGOS LLC, an affiliate of Dynatrace, until July 2018. Prior to his role at Dynatrace, Mr. Burns was the President, Chief Financial Officer and Chief Operating Officer of iCAD Inc. (Nasdaq: ICAD) from April 2011 until September 2016. From April 2008 until May 2010, Mr. Burns was Senior Vice President, Chief Financial Officer of AMICAS, Inc. (Nasdaq: AMCS), and he was the Vice President of Finance and Corporate Development from November 2004 until March 2008. Mr. Burns holds a B.S. from Babson College and an M.B.A. from Babson College’s Franklin W. Olin Graduate School of Business.
Stephen J. Pace has served as our Senior Vice President, Global Sales since March 2016. Prior to this, Mr. Pace was the Senior Vice President, Global Sales for Raytheon Cyber Products, Inc., a subsidiary of Raytheon Company (NYSE: RTN), from January 2014 until February 2016. Prior to his role at Raytheon, Mr. Pace was Executive Vice President of Global Sales and Advisory Board Member at Rapid Focus Security, Inc. (d/b/a Pwnie Express), from January 2013 until January 2014 and he remained an advisor to the company until November 2019. He has also held various North American and Global Sales and Marketing roles with Seagate Software (acquired by Veritas), GeoTrust (acquired by Verisign), NaviSite (acquired by Time Warner), and IBM. Mr. Pace holds a B.S. in Electrical Engineering, with honors, from Pennsylvania State University and has been an Advisory Board member since 2008 in the College of Information Science and Technology at Pennsylvania State University.
Bernd Greifeneder has served as our Senior Vice President, Chief Technology Officer since December 2014. Mr. Greifeneder co-founded dynaTrace Software GmbH in 2005, where he was the Chief Executive Officer until 2008, and the Chief Technology Officer until December 2014. Prior to this, Mr. Greifeneder held a variety of roles at Segue Software Inc. from January 1998 to February 2005, including Project Lead, Chief Technology Officer of Global Technologies and Chief Software Architect. Mr. Greifeneder holds a B.S. in Computer Science and an M.S. in Computer Science from Johannes Kepler Universität Linz, Austria.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP
AS DYNATRACE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING MARCH 31, 2021
Dynatrace’s stockholders are being asked to ratify the appointment by the audit committee of the Dynatrace board of directors of BDO USA, LLP as Dynatrace’s independent registered public accounting firm for the fiscal year ending March 31, 2021. BDO USA, LLP has served as independent registered public accounting firm for Dynatrace since 2015.
The audit committee is solely responsible for selecting Dynatrace’s independent registered public accounting firm for the fiscal year ending March 31, 2021. Stockholder approval is not required to appoint BDO USA, LLP as Dynatrace’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of BDO USA, LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain BDO USA, LLP. If the selection of BDO USA, LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Dynatrace, Inc. and its stockholders.
A representative of BDO USA, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Dynatrace incurred the following fees from BDO USA, LLP for the audit of the consolidated financial statements and for other services provided during the years ended March 31, 2020 and 2019.

	2020	2019
Audit fees (1)	$2,717,754	$2,357,743
Audit related fees (2)	$23,049	$21,316
Tax fees (3)	$68,343	$54,941
All other fees	—	—
Total fees	$2,809,146	$2,434,000

(1)Audit fees consist of fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent registered accounting firm in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent registered accounting firm in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees consist of fees for assurance and related services that traditionally are performed by independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements. Audit related fees in the above table represent fees related to statutory financial statements for our international subsidiaries.
(3)Tax Fees consist of fees for fees for all professional services performed by professional staff in our independent registered accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.
Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2020 and 2019 fiscal years, no services were provided to us by BDO USA, LLP other than in accordance with the pre-approval policies and procedures described above.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of BDO USA, LLP as Dynatrace’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

CORPORATE GOVERNANCE
Certain Sponsor Rights
We have a relationship with our equity sponsor, Thoma Bravo, LLC, or Thoma Bravo, who has made significant equity investments in us. As of July 1, 2020, Thoma Bravo beneficially owned 116,491,236 shares of our common stock, representing approximately 41.45% of our common stock. During 2019 and 2018, Messrs. Boro and Virnig each served on our Board as nominees of Thoma Bravo.
Our charter provides that for so long as Thoma Bravo beneficially owns at least (i) 30% of the outstanding shares of our common stock, Thoma Bravo will have the right to designate the Chairman of our Board and of each committee of our board as well as nominate a majority of the directors on our board and each committee (provided that, the majority of our board will be “independent” directors, as defined under the rules of the NYSE, and provided further, that, the membership of each committee of the board will comply with the applicable rules of the NYSE); (ii) 20% (but less than 30%) of our outstanding shares of common stock, Thoma Bravo will have the right to nominate a number of directors to our board equal to the lowest whole number that is greater than 30% of the total number of directors (but in no event fewer than two directors); (iii) 10% (but less than 20%) of our outstanding shares of common stock, Thoma Bravo will have the right to nominate a number of directors to our board equal to the lowest whole number that is greater than 20% of the total number of directors (but in no event fewer than one director); and (iv) at least 5% (but less than 10%) of our outstanding shares of common stock, Thoma Bravo will have the right to nominate one director to our board. Our charter provides that when Thoma Bravo beneficially owns less than 30% of our outstanding shares of common stock, the Chairman of our board will be elected by a majority of our directors.
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•high standards of personal and professional ethics and integrity.
•proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•skills that are complementary to those of the existing board.
•the ability to assist and support management and make significant contributions to the Company’s success.
•an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
The nominating and corporate governance committee will consider candidates properly recommended by security holders holding at least three (3%) of our common stock continuously for at least twenty four (24) months before the date of the recommendation. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, MA 02451, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our board of directors has determined that none of our directors (other than Mr. Van Siclen) has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence and eligibility to serve on the committees of our board of directors, including the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Board Committees
Our board of directors has established a standing audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and NYSE. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the governance section of our website, https://ir.dynatrace.com.
Audit Committee
Stephen Lifshatz, James K. Lines, and Jill Ward serve on the audit committee, which is chaired by Mr. Lifshatz. Kenneth “Chip” Virnig, who currently serves on the audit committee, has resigned effective as of August 1, 2020. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable NYSE rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Lifshatz as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended March 31, 2020, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping ensure the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm to audit our financial statements;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing our policies on risk assessment and risk management;
•reviewing related party transactions; and
•approving or, as required, pre-approving auditing and permissible non-audit services, other than de minimis non-audit services, and the terms of such services, to be performed by our independent registered public accounting firm.
Compensation Committee
Michael Capone, Seth Boro and James K. Lines serve on the compensation committee, which is chaired by Mr. Capone. Our board of directors has determined that each member of the compensation committee meets the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act. Because we are a controlled company under the Sarbanes-Oxley Act and rules of the NYSE, we are not required to have a compensation committee composed of entirely independent directors. During the fiscal year ended March 31, 2020, the compensation committee met two times. The compensation committee’s responsibilities include:
•reviewing and approving the goals and objectives relating to the compensation of our executive officers, including any long-term incentive components of our compensation programs;
•evaluating the performance of our executive officers in light of goals and objectives of our compensation programs and determining each executive officer’s compensation based on such evaluation;
•reviewing and approving, subject, if applicable, to stockholder approval, our compensation programs;
•reviewing the operation and efficacy of our executive compensation programs in light of their goals and objectives;
•reviewing and assessing risks arising from our compensation programs;
•reviewing and recommending to the board of directors the appropriate structure and amount of compensation for our directors;
•reviewing and approving, subject, if applicable, to stockholder approval, material changes in our employee benefit plans; and
•establishing and periodically reviewing policies for the administration of our equity compensation plans.

Nominating and Corporate Governance Committee
Paul Zuber, Michael Capone, and Kenneth “Chip” Virnig serve on the nominating and corporate governance committee, which is chaired by Mr. Zuber. Because we are a controlled company under the rules of the NYSE, we are not required to have a nominating and corporate governance committee composed entirely of independent directors. The nominating and corporate governance committee’s responsibilities include:
•identifying, evaluating and recommending qualified persons to serve on our board of directors;
•considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;
•developing and making recommendations to our board of directors regarding corporate governance guidelines and matters and periodically reviewing such guidelines and recommending any changes; and
•overseeing annual evaluations of our board of directors’ performance, including committees of our board of directors and management.
The nominating and corporate governance committee considers candidates for membership to our board of directors suggested by our board members, including our chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates properly recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with other members of our board of directors, with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The nominating and corporate governance committee did not meet during the fiscal year ended March 31, 2020, but conducted its activities through written consent.
Board and Committee Meetings Attendance
Our board of directors met nine times during fiscal year 2020. During fiscal year 2020, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders in 2019.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, nonpublic information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our officers, directors, employees and certain designated consultants and contractors, including short sales of our securities and the purchase or sale of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership. Any waiver of this policy requires the approval of our audit committee. To date, no such requests have been made or approved.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the governance section of our website, which is located at https://ir.dynatrace.com. We intend to disclose any amendment or waiver of a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, or persons performing similar functions, by posting such information on our website available at https://ir.dynatrace.com and/or our public filings with the SEC.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day to day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Dynatrace
Any interested party with concerns about our company may report such concerns to the board of directors by submitting a written communication to the attention of the board of directors as a whole or to one or more individual directors by name, at the following address:
Dynatrace, Inc.
1601 Trapelo Road, Suite 116
Waltham, MA 02451
Attn: General Counsel
United States
Communications to the board of directors may also be sent to CorporateSecretary@dynatrace.com. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
We will forward such communication to each director, and the Chairman of the Board in his or her capacity as representative of the board of directors, to who such communication is addressed to the address specified by each such director and the Chairman of the board of directors. The General Counsel of the Company will review these communications and reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concert to stockholders or other constituencies of the Company, solicitations, advertisements, surveys, “junk” mail or mass mailings.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Dynatrace regarding accounting, internal accounting controls, or audit matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Dynatrace has also established a telephone number for the reporting of such activity, which is 800-916-7037 (toll free in the United States) or a complaining party may submit a confidential memorandum to the audit committee by sending a letter c/o Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, MA 02451; Attention: Audit Committee Chair.
Director Compensation
The table below presents the total compensation for each person who served as a non-employee director during fiscal year 2020.
Directors may be reimbursed for travel and other expenses directly related to their activities as directors. Directors who also serve as employees receive no additional compensation for their service as directors. During fiscal year 2020, Mr. Van Siclen, our Chief Executive Officer, was a member of our board of directors, as well as an employee, and received no additional compensation for his services as a director. See the section titled “Executive Compensation” for more information about Mr. Van Siclen’s compensation for fiscal year 2020. In addition, our non-employee directors receive an annual cash retainer payable quarterly, reflected below. In fiscal year 2020, a majority of our non-employee directors represented Thoma Bravo. In certain cases, disclosed below, directors representing Thoma Bravo were not entitled to and did not receive compensation (either equity or cash).

Name (1)	Fees Earned or Paid In Cash ($) (2)	Stock Award ($) (3)	All Other Compensation ($)	Total ($)
Marcel Bernard (4)(5)	62,500	—	—	62,500
Seth Boro	28,333	200,000	—	228,333
Orlando Bravo (4)	—	—	—	—
Michael Capone	36,668	400,000	—	436,668
Stephen Lifshatz	37,244	400,000	—	437,244
James K. Lines (5)	64,663	200,000	16,499(6)	281,162
Kenneth “Chip” Virnig	33,333	200,000	—	233,333
Jill Ward	23,240	400,026	—	423,266
Paul Zuber (5)	38,750	200,000	—	238,750

(1)Mr. Bravo is included in the table but received no compensation for his services. Messrs. Boro, Bravo and Virnig are representatives of the Thoma Bravo Funds. Messrs. Bernard, Lines and Zuber are Thoma Bravo operating partners.
(2)Amounts represent cash compensation earned during fiscal year 2020 for services rendered by each member of the board of directors.
(3)The amounts represent the aggregate grant date fair value of restricted stock units granted to our directors during fiscal year 2020, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in Note 14 to our audited financial statements included in our Annual Report on Form 10-K, as filed with the SEC on May 27, 2020. As of March 31, 2020, each of Messrs. Boro, Lines, Virnig, and Zuber held 12,500 unvested restricted stock units, each of Messrs. Capone and Lifshatz held 25,000 unvested restricted stock units and Ms. Ward held 19,140 unvested restricted stock units.
(4)Messrs. Bernard and Bravo resigned from our board in July 2019.
(5)Messrs. Bernard, Lines and Zuber are not employees of Thoma Bravo, its affiliates or the Thoma Bravo Funds. Messrs. Bernard, Lines and Zuber are considered independent contractors of Thoma Bravo and may have business or investment activities unrelated to Thoma Bravo.
(6)This amount is for healthcare benefits.

Non-Employee Director Compensation Policy
Prior to our IPO in August 2019, Messrs. Bernard, Lines and Zuber earned a quarterly cash fee under their respective services agreements with Thoma Bravo. In connection with our IPO, our board of directors adopted a formal Non-Employee Director Compensation Policy. The policy is designed to ensure that the compensation of non-employee directors aligns the directors’ interests with the long-term interests of the stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our directors are fairly compensated. Employee directors do not receive additional compensation for their services as directors. This policy is also intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors.
Under the policy, upon initial election or appointment to the board of directors, new non-employee directors shall receive a restricted stock unit award with a value of $400,000 (which may be pro-rated at the discretion of the board of directors), 25% of which will vest upon the one year anniversary of the grant date and the balance will vest ratably over twelve equal quarterly installments, or the Initial Grant. In each subsequent year of a non-employee director’s tenure, the non-employee director will receive a restricted stock unit award with a value of $200,000, which will vest in full upon the earlier to occur of the first anniversary of the grant date or the date of the next annual meeting of stockholders. Vesting of any equity award will cease if a director resigns from our board of directors or otherwise ceases to serve as a director, unless the board of directors determines that circumstances warrant continuation of vesting. In addition, all such awards are subject to full accelerated vesting upon the change in control of our Company (as defined in the policy). In connection with our IPO, the policy provided that each non-employee director who was a director immediately prior to the effectiveness of the registration statement relating to our IPO was granted a restricted stock unit award having a value of $200,000, or the IPO Grant. The IPO Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date.
In addition, each non-employee director is paid an annual retainer of $35,000 for their services. Such cash retainers are paid quarterly, and may be pro-rated based on the number of actual days served by the director during such calendar quarter.
Committee members also receive additional annual retainers. These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees. These committee retainers are as follows:

Committee	Member Annual Fee	Chairman Additional Annual Fee
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000
Cybersecurity Committee	$5,000	$10,000
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.
Executive Compensation
Our named executive officers for the year ended March 31, 2020 include our principal executive officer, our principal finance officer, and our senior vice president, worldwide sales:
•John Van Siclen, our chief executive officer;
•Kevin Burns, our chief financial officer; and
•Stephen J. Pace, our senior vice president, worldwide sales.
Summary Compensation Table - 2020
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All other compensation ($)	Total ($)
John Van Siclen,	2020	575,000	1,328,000	3,503,089	575,000	33,463(4)	6,014,552
Chief Executive Officer	2019	555,000			555,000	22,938	1,132,938
Kevin Burns,	2020	385,000	704,000	1,875,071	231,000	19,019(5)	3,214,090
Chief Financial Officer	2019	375,000			206,250	24,717	605,967
Stephen J. Pace,	2020	400,000	608,000	1,602,679	392,349(6)	28,956(7)	3,031,984
Senior Vice President, Worldwide Sales	2019	375,000			408,273(6)	26,891	810,164

(1)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock units granted to our Named Executive Officers during fiscal year 2020, computed in accordance with FASB ASC Topic 718. Such aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in Note 14 to our audited financial statements included in the Annual Report on Form 10-K filed with the SEC on May 27, 2020. The amounts reported in this column reflect the accounting cost for these stock awards, and may not correspond to the actual economic value that will be received by the Named Executive Officers upon vesting of the awards.
(2)The amounts reported in this column reflect the aggregate grant date fair value of stock options granted to our Named Executive Officers during fiscal year 2020, computed in accordance with FASB ASC Topic 718. Such aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in Note 14 to our audited financial statements included in the Annual Report on Form 10-K filed with the SEC on May 27, 2020. The amounts reported in this column reflect the accounting cost for these stock awards, and may not correspond to the actual economic value that will be received by the Named Executive Officers upon vesting of the awards.
(3)The amounts reported in this column, except as otherwise described below, represent bonuses paid under our Annual Short-Term Incentive Plan based on company performance during fiscal year 2020 and 2019.
(4)Amounts reported for fiscal year 2020 represent $6,419 in 401(k) plan matching contributions, $3,431 in disability insurance premiums, $9,988 for a President’s Club trip and $7,353 for reimbursement of taxes related to the cost of the President’s Club trips, and $3,612 for the IPO trip and $2,660 for reimbursement of taxes related to the cost of the IPO trip.
(5)Amounts reported for fiscal year 2020 represent $8,475 in 401(k) plan matching contributions, $2,923 in disability insurance premiums, and $4,390 for the IPO trip and $3,231 for reimbursement of taxes related to the cost of the IPO trip.
(6)Amounts reported include $272,349 and $295,773 earned by Mr. Pace pursuant to his sales commission plan during fiscal year 2020 and 2019, respectively.
(7)Amounts reported for fiscal year 2020 represent $5,872 in 401(k) plan matching contributions, $3,622 in disability insurance premiums, $9,988 for a President’s Club trip and $7,353 for reimbursement of taxes related to the cost of the President’s Club trip, and $1,222 for the IPO trip and $899 for reimbursement of taxes related to the cost of the IPO trip.
Narrative Disclosure to the 2020 Summary Compensation Table
Historically, our executive compensation program has reflected our growth and development-oriented corporate culture. To date, the compensation of Mr. Van Siclen, our Chief Executive Officer, and our other executive officers identified in the 2020 Summary Compensation Table above, who we refer to as the named executive officers, has consisted of a combination of base salary and annual incentive bonuses. Our named executive officers have also been eligible to receive long-term incentive compensation in the form of profits interests, which were converted into restricted stock awards at the time of our IPO. Since our IPO, long-term incentive compensation has been in the form of restricted stock units and stock options. Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. As we continue our transition from a private company to a publicly traded company, we will evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.
Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board on its discussions, decisions and other actions. Our Chief Executive Officer makes recommendations for the respective executive officers that report to him to our compensation committee and typically attends compensation committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to himself) regarding base salary, and short-term and long-term compensation, including equity incentives, for our executive officers based on our results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals. Our compensation committee then reviews the recommendations and other data, including various compensation survey data and publicly-available data of our peers, and makes decisions as to the target total direct compensation for each executive officer, including our Chief Executive Officer, as well as each individual compensation element. While our Chief Executive Officer typically attends meetings of the compensation committee, the compensation committee meets outside the presence of our Chief Executive Officer when discussing his compensation and when discussing certain other matters, as well.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2020, the compensation committee retained Compensia, Inc., a national compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Compensia, Inc. to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as to assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and fair. We do not believe the retention of, and the work performed by, Compensia, Inc. creates any conflict of interest.
Base Salaries
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the year ended March 31, 2020, the annual base salaries for each of Messrs. Van Siclen, Burns and Pace were $575,000, $385,000, and $400,000, respectively.
Bonuses and Commissions
In fiscal years 2019 and 2020, Mr. Pace participated in a commission plan, which provide for a commission based bonus payment, based upon attainment of global bookings goals. Additionally, each of our Named Executive Officers participated in our Annual Short-Term Incentive Plan, pursuant to which each was eligible to receive annual bonuses based upon achievement of performance targets for fiscal years 2019 and 2020. The performance criteria under our Annual Short-Term Incentive Plan for fiscal years 2019 and 2020 was an adjusted EBITDA metric determined by our board of directors. The amount of commission earned by Mr. Pace and the amount of incentive compensation earned by each of our Named Executive Officers under the Annual Short-Term Incentive Plan for fiscal years 2019 and 2020 is reported above in the “Summary Compensation Table - 2020.”
Equity Compensation
Although we did not have a formal policy with respect to the grant of equity incentive awards to our executive officers prior to our IPO, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors granted equity awards to our Named Executive Officers at the time of the IPO in August 2019, and our Board has also adopted the practice of reviewing the equity incentive compensation of our Named Executive Officers, and granting equity incentive awards to them, on an annual basis.
Outstanding Equity Awards at 2020 Fiscal Year End Table
The following table presents information regarding all outstanding equity-based awards held by each of our named executive officers on March 31, 2020.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Vesting Start Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
John Van Siclen	—	553,000	16.00	7/31/2029		—	—	—		—
		—	—	—	7/31/2019	83,000(3)	1,978,720	—		—
Kevin Burns	—	—	—	—	9/26/2016	50,000(4)	1,192,000	100,000	(5)	2,384,000
	—	—	—	—	12/20/2016	18,749(4)	446,976	25,000	(5)	596,000
	—	296,000	16.00	7/31/2029	—	—	—	—		—
	—	—	—	—	7/31/2019	44,000(3)	1,048,960	—	—	—
Stephen J. Pace	—	—	—	—	—	—	—	125,000	(5)	2,980,000
	—	253,000	16.00	7/31/2029		—	—	—		—
	—	—	—	—	7/31/2019	38,000(3)	905,920	—		—

(1)The stock options become vested and exercisable as follows: 25% of each award will vest on August 15, 2020 and then 1/12th of the balance will vest on each quarterly anniversary thereafter, such that 100% of the award will be vested on the fourth anniversary of August 15, 2019.
(2)Represents the fair market value of shares that were unvested as of March 31, 2020. The fair market value is based on the closing price on March 31, 2020 of $23.84 per share.
(3)The restricted stock units granted to our Named Executive Officers on July 31, 2019 vest and settle over four years, with 25% vesting on August 15, 2020 and the remainder vesting in 12 equal quarterly installments thereafter.
(4)These shares vest over four years, with 25% vesting on the first anniversary of the vesting start date and the remainder vesting in 36 equal monthly installments thereafter. Mr. Burns transferred 68,749 shares to the Kevin C. Burns Irrevocable Non-Grantor Trust of 2018 dated December 17, 2018 on December 17, 2018. Subject to Mr. Burns’ continuous service to us through a change in control (as defined in the 2019 Plan), 100% of the shares shall vest immediately prior to such change in control.
(5)These shares were subject to vesting based on the achievement of certain company performance metrics as determined by our Compensation Committee following the preparation and approval of our financial statements for the fiscal year ended March 31, 2020. Mr. Burns transferred

125,000 shares to the Kevin C. Burns Irrevocable GST Trust of 2018 dated December 17, 2018 on December 17, 2018. In May 2020, following preparation and approval of our financial statements, these shares vested in full.
Executive Employment Arrangements
We initially entered into offer letters with each of the Named Executive Officers in connection with his employment with us, which set forth the terms and conditions of employment of each individual, including base salary, target annual bonus opportunity and standard employee benefit plan participation. Effective upon our IPO in August 2019, we entered into new employment agreements with each of Messrs. Van Siclen, Pace and Burns, which replaced each Named Executive Officer’s existing offer letters and other employment arrangements, as described below. In addition, each of our Named Executive Officers has entered into an agreement with us, which contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.
John Van Siclen is party to an employment agreement with us that became effective in August 2019. This employment agreement has no specific term and constitutes at-will employment. Mr. Van Siclen’s current annual base salary is $575,000, which is subject to change from time to time by our board of directors in its discretion. Mr. Van Siclen is also eligible to receive an annual bonus based upon the achievement of business metrics established by our board of directors or our compensation committee and subject to the terms of any applicable incentive compensation plan. Mr. Van Siclen’s current target bonus is 100% of his base salary and is subject to review and change from time to time by our board of directors in its discretion. Mr. Van Siclen is also entitled to participate in all employee benefit plans and vacation policies in effect for our employees.
Pursuant to his employment agreement, in the event that Mr. Van Siclen’s employment is terminated by us without cause, as such term is defined in his employment agreement, or if Mr. Van Siclen terminates his employment for good reason, as such term is defined in his employment agreement, and if he executes a separation and release agreement, we will be obligated to (i) pay him a cash severance payment equal to the sum of 12 months of his then-current base salary, the amount of any bonus earned in respect of the prior fiscal year that would have been paid if Mr. Van Siclen’s employment had not been terminated and 100% of his target bonus for the then-current year, and (ii) continue for a period of 12 months to provide health insurance to Mr. Van Siclen as if Mr. Van Siclen had remained employed by us. If Mr. Van Siclen’s employment with us is terminated by us without cause or Mr. Van Siclen terminates his employment for good reason either 3 months before or during the 12-month period after a change of control, and if he executes a separation and release agreement, we will be obligated to (i) pay him a lump-sum cash severance payment equal to the sum of 24 months of Mr. Van Siclen’s then-current base salary and the amount of any bonus earned in respect of the prior fiscal year that would have been paid if his employment had not been terminated, (ii) accelerate all of his unvested equity awards as of the later of (A) the date of termination or (B) the effective date of a separation and release agreement, and (iii) continue for a period of 18 months to provide health insurance to Mr. Van Siclen as if he had remained employed by us.
Stephen J. Pace is party to an employment agreement with us that became effective in August 2019. This employment agreement has no specific term and constitutes at-will employment. Mr. Pace’s current annual base salary is $400,000, which will be reviewed annually and is subject to change from time to time by our board of directors in its discretion. Mr. Pace is also eligible to receive an annual bonus based upon the achievement of business metrics established by our board of directors or our compensation committee and subject to the terms of any applicable incentive compensation plan. Mr. Pace’s current target bonus is 100% of his base salary and is subject to review and change from time to time by our board of directors in its discretion Mr. Pace is also entitled to participate in all employee benefit plans and vacation policies in effect for our employees.
Pursuant to his employment agreement, in the event that Mr. Pace’s employment is terminated by us without cause, as such term is defined in his employment agreement, or if Mr. Pace terminates his employment for good reason, as such term is defined in his employment agreement, and if he executes a separation and release agreement, we will be obligated to (i) pay him a cash severance payment equal to the sum of 12 months of his then-current base salary and the amount of any bonus earned in respect of the prior fiscal year that would have been paid if Mr. Pace’s employment had not been terminated, and (iii) if he elects healthcare continuation coverage under the law known as “COBRA,” pay up to 12 monthly payments equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Pace if he had remained employed by us. If Mr. Pace’s employment with us is terminated by us without cause or Mr. Pace terminates his employment for good reason either 3 months before or during the 12-month period after a change of control, and if he executes a separation and release agreement, we will be obligated to (i) pay him a lump-sum cash severance payment equal to the sum of 18 months of his then-current base salary and the amount of any bonus earned in respect of the prior fiscal year that would have been paid if Mr. Pace’s employment had not been terminated, and (ii) accelerate all of his unvested equity awards as of the later of (A) the date of termination or (B) the effective date of a separation and release agreement, and (iii) if he elects healthcare continuation coverage under the law known as “COBRA,” pay up to 18 monthly payments equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Pace if Mr. Pace had remained employed by us. In addition, in the event of a change in control and provided that Mr. Pace is still employed by us, 50% of Mr. Pace’s unvested restricted stock outstanding will become vested in full.
Kevin Burns is party to an employment agreement with us that became effective in August 2019. This employment agreement has no specific term and constitutes at-will employment. Mr. Burns’ current annual base salary is $385,000, which will be reviewed annually and is subject to change from time to time by our board of directors in its discretion. Mr. Burns is also eligible to receive an annual bonus based upon the achievement of business metrics established by our board of directors or our compensation committee and subject to the terms of any applicable incentive compensation plan. Mr. Burns’ current target bonus is 60% of his base salary and is subject to review and change from time to time by our board of directors in its discretion. Mr. Burns is also entitled to participate in all employee benefit plans and vacation policies in effect for our employees.
Pursuant to his employment agreement, in the event that Mr. Burns’ employment is terminated by us without cause, as such term is defined in his employment agreement, or if Mr. Burns terminates his employment for good reason, as such term is defined in his employment agreement, and if he executes a separation and release agreement, we will be obligated to (i) pay him a cash severance payment equal to the sum of 12 months of his then-current base salary and the amount of any bonus earned in respect of the prior fiscal year that would have been paid if his employment had not been terminated, and (ii) if he elects healthcare continuation coverage under the law known as “COBRA,” pay up to 12 monthly payments equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Burns if he had remained employed by us. If Mr. Burns’ employment with us is terminated by us without cause or Mr. Burns terminates his employment for good reason either 3 months before or during the 12-month period after a change of control, and if he executes a separation and release agreement, we will be obligated to (i) pay him a lump-sum cash severance payment equal to the sum of 18 months of his then-current base salary and the amount of any bonus earned in respect of the prior fiscal year that would have been paid if his employment had not been terminated, (ii) accelerate all of his unvested equity awards as of the later of (A) the date of termination or (B) the effective date of a separation and release agreement, and (iii) if he elects healthcare continuation coverage under the law known as “COBRA,” pay up to 18 monthly payments equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Burns if he had remained employed by us. In addition, in the event of a change in control and provided that Mr. Burns is still employed by us, 100% of Mr. Burns’ unvested restricted stock outstanding will become vested in full.
Additional Narrative Disclosure
Retirement Plans
We maintain a tax-qualified 401(k) retirement plan for eligible employees in the United States to save for retirement on a tax advantaged basis. Under our 401(k) plan, employees may elect to defer up to 90% of their eligible compensation subject to applicable annual limits set pursuant to the Internal Revenue Code. Our 401(k) plan permits participants to make both pre-tax and certain after-tax (Roth) deferral contributions. The retirement plan is intended to qualify under Section 401(a) of the Internal Revenue Code. We match 50% of employees’ contributions to the 401(k) Plan up to 6% of compensation. Employees are 100% vested in their contributions to the 401(k) plan.
Indemnification of Officers and Directors
We have agreed to indemnify our directors and executive officers in certain circumstances. See “Certain Relationships and Related Party Transactions—Limitation of Liability and Indemnification of Officers and Directors.”
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended March 31, 2020, our compensation committee was comprised of Messrs. Capone, Lines and Boro. None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of March 31, 2020.

Plan Category	Number of Securities to be Issued Upon Vesting of RSUs and Upon Vesting and Exercise of Outstanding Options	Weighted-average Exercise Price of Outstanding Options ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(2)	10,269,962 (3)	$16.26	28,021,880 (4)
Equity compensation plans not approved by stockholders	—	—	—
Total	10,269,962	$16.26	28,021,880
(1)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options to purchase shares of our common stock. It does not reflect the shares of our common stock that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(2)These plans consist of our 2019 Equity Incentive Plan and the 2019 Employee Stock Purchase Plan.
(3)This number includes 7,146,820 shares of our common stock subject to outstanding options and 3,123,142 shares of our common stock subject to outstanding RSU awards granted under our 2019 Equity Incentive Plan.
(4)This number includes 21,771,880 shares of our common stock available for issuance under our 2019 Equity Incentive Plan, and 6,250,000 shares reserved for issuance under our 2019 Employee Stock Purchase Plan. The number of shares available for issuance under the 2019 Equity Incentive Plan automatically increase each April 1 by 4% of the outstanding number of shares of our common stock on the immediately preceding March 31 or such lesser number of shares as determined by our Board or compensation committee. The number of shares available for issuance under the 2019 Employee Stock Purchase Plan automatically increase each April 1 by (i) 1% of the outstanding number of shares of our common stock on the immediately preceding March 31; (ii) 3,500,000 shares of Common Stock or (iii) or such number of shares as determined by our Board or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the director and executive compensation arrangements, including employment, termination of employment and change in control arrangements, the following is a description of each transition since March 31, 2019, and each currently proposed transaction, in which:
•we have been or are to be a participant;
•the amount involved exceeded or is expected to exceed $120,000; and
•any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
Prior to our IPO, Dynatrace LLC operated as a wholly owned indirect subsidiary of Compuware Parent, LLC, or Parent. Prior to the completion of our IPO and through a series of corporate reorganization steps, Dynatrace, Inc. became the parent company of Dynatrace Holding Corporation, or DHC. As part of the reorganization, two wholly owned subsidiaries of DHC, Compuware Corporation, or Compuware and SIGOS LLC, or SIGOS, were spun out from the corporate structure to the DHC shareholders. These reorganization steps are collectively referred to as the “reorganization.” In connection with the reorganization, we entered into an agreement with Compuware Software Group LLC, or Compuware, and certain of its subsidiaries, including Compuware Corporation, relating to our relationship with Compuware after our IPO. Other than as described below, we do not currently expect to enter into any additional agreements or other transactions with Compuware, DHC, SIGOS, or other related entities outside the ordinary course, or with any of our directors, officers or other affiliates. Each of Compuware and SIGOS has been sold by Thomas Bravo, and they are no longer our affiliates.
Relationships with Compuware
Office Leases
We sublease one office in the United Kingdom and one office in France pursuant to sublease agreements with Compuware. The sublease payments for the office in the United Kingdom were $0.1 million for the year ended March 31, 2020. The sublease payments for the office in France were $0.3 million for the year ended March 31, 2020. We do not intend to renew the sublease agreements with Compuware upon expiration of the sublease for the United Kingdom and France offices in March 2027 and May 2021, respectively.
Reorganization Agreements
On July 30, 2019, we and certain of our subsidiaries, Compuware and certain of its subsidiaries, Thoma Bravo, the Thoma Bravo Funds and certain other affiliated entities entered into a Master Structuring Agreement, a Tax Matters Agreement and other ancillary agreements which gave effect to the reorganization and other related restructuring transactions.
Participation in our Follow-on offering
Certain of our stockholders, including entities affiliated with holders of 5% or more of our capital stock and certain of our directors, sold an aggregate of 34,500,000, 25,000,000 and 31,625,000, shares of our common stock in our follow-on offering of common stock in June 2020, February 2020 and December 2019, respectively at the same price and on the same terms as the other purchasers in the offering and not pursuant to any pre-existing contractual rights or obligations.
Registration Rights
On July 30, 2019, we entered into a registration rights agreement, or the Registration Rights Agreement, with the Thoma Bravo Funds and certain other holders of our capital stock. Pursuant to the Registration Rights Agreement, we agreed to pay all registration expenses (other than underwriting discounts and commissions and subject to certain limitations set forth therein) of the holders of the shares registered pursuant to the registrations described below. The registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in an underwritten offering and our right to delay or withdraw a registration statement under certain circumstances.
In addition, each party to the Registration Rights Agreement agreed not to sell or otherwise dispose of any securities without the prior written consent of the underwriters for a period of 180 days after the date of the prospectus related to our IPO.
Pursuant to the Registration Rights Agreement, the holders of a majority of the outstanding Investor Registrable Securities (as defined therein), or the Majority Holders, are entitled to request an unlimited number of Long-Form Registrations (as defined therein) and an unlimited number of Short-Form Registrations (as defined therein). Additionally, for so long as a Shelf Registration Statement (as defined therein) is and remains effective, the Majority Holders will have the right at any or from time to time to elect to sell their respective Shelf Registrable Securities (as defined therein) pursuant to a Shelf Offering (as defined therein), and the Majority Holders may request to engage in an Underwritten Block Trade (as defined therein) off of a Shelf Registration Statement. The other parties to the Registration Rights Agreement may include their Registrable Securities in a Long-Form Registration, Short-Form Registration or Shelf Offering. With the consent of the Majority Holders, the other parties to the Registration Rights Agreement may include their Registrable Securities in an Underwritten Block Trade.
If at any time we propose to register the offer and sale of shares of our common stock under the Securities Act (other than in a registration on Form S-4, Form S-8 or any successor form, or a registration of securities solely relating to an offering and sale to our employees, directors or consultants pursuant to any employee equity plan or other employee benefit plan arrangement, or a registration of non-convertible debt securities) then we must notify the holders of Registrable Securities of such proposal to allow them to include a specified number of their shares of our common stock in such registration, subject to certain marketing and other limitations.
Limitation of Liability and Indemnification of Officers and Directors
Our charter contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•any breach of their duty of loyalty to our company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or DGCL; or
•any transaction from which they derived an improper personal benefit.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.
In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws will provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or executive officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our charter and bylaws and in indemnification agreements that we have entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.
The underwriting agreement relating to our IPO and the underwriting agreement relating to this offering provide for indemnification by the underwriters of us and our officers and directors for certain liabilities arising under the Securities Act or otherwise.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Related Person Transaction Policy
Our board of directors has adopted a formal written policy providing that our audit committee is responsible for reviewing “related party transactions,” which are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships), to which we are a party, in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has, had or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our capital stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. In determining whether to approve or ratify any such transaction, our audit committee will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances and (ii) the extent of the related party’s interest in the transaction.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of July 1, 2020 by:
•each of our directors;
•each of our named executive officers;
•all of our directors and executive officers as a group; and
•each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.
The column entitled “Shares Beneficially Owned” is based on a total of 281,056,977 shares of our common stock outstanding as of July 1, 2020.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of July 1, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners is c/o Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, MA 02451.

	Shares Of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent
Executive Officers and Directors:
John Van Siclen(1)	2,228,232	*
Kevin Burns(2)	491,204	*
Stephen J. Pace(3)	295,112	*
Seth Boro(4)	12,500	*
Chip Virnig(4)	12,500	*
James K. Lines(5)	197,260	*
Paul Zuber(6)	72,012	*
Michael Capone(4)	6,250	*
Stephen Lifshatz(4)	6,250	*
Jill Ward	—	—
All executive officers and directors as a group (11 persons)	4,219,334	1.5
5% Stockholders:
Thoma Bravo Funds(7)	116,491,236	41.45

*     Represents beneficial ownership of less than one percent of the outstanding shares of common stock.
(1)Consists of 1,263,561 shares of common stock, and 159,001 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, in each case, within 60 days of July 1, 2020, held directly by Mr. Van Siclen, 502,025 shares of common stock held by John W. Van Siclen 2019 Irrevocable Trust and 303,645 shares of common stock held by Nancy R. Van Siclen 2019 Irrevocable Trust. Mr. Van Siclen may be deemed to have shared voting and investment power with respect to the shares of common stock held by his spouse. Concord Trust Company is the trustee of the John W. Van Siclen 2019 Irrevocable Trust and Mr. Van Siclen is the trustee of the Nancy R. Van Siclen 2019 Irrevocable Trust.
(2)Consists of 940 shares of common stock, and 85,000 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, in each case, within 60 days of July 1, 2020 held directly by Mr. Burns, 334,432 shares of common stock and 20,832 shares of restricted stock held by The Kevin C. Burns Irrevocable Non-Grantor Trust of 2018 and 50,000 shares of common stock held by The Kevin C. Burns Irrevocable GST Trust of 2018. Sandra Escher is the trustee of the Kevin C. Burns Irrevocable Non-Grantor Trust of 2018 and Judith Burns is the trustee of the Kevin C. Burns Irrevocable GST Trust of 2018. As such, Mr. Burns may be deemed to have shared voting and investment power with respect to all of the shares of common stock and restricted stock held by such trusts.
(3)Consists of 221,116 shares of common stock and 72,751 shares issuable upon exercise of stock options, and/or that may be acquired upon the vesting of RSUs, in each case, within 60 days of July 1, 2020, held directly by Mr. Pace, 415 shares of common stock held by the Pace family 2018 Irrevocable Trust FBO Michael S. Pace, 415 shares of common stock held by the Pace family 2018 Irrevocable Trust FBO Natalie E. Pace, and 415 shares of common stock held by the Pace family 2018 Irrevocable Trust FBO Marc E. Pace. Rita A. Pace is the trustee of each of the

Pace family 2018 Irrevocable Trust FBO Michael S. Pace, the Pace family 2018 Irrevocable Trust FBO Natalie E. Pace and the Pace family 2018 Irrevocable Trust FBO Marc E. Pace. As such, Mr. Pace may be deemed to have shared voting and investment power with respect to all of the shares of common stock and restricted stock held by such trusts.
(4)Consists of shares that may be acquired upon the vesting of RSUs, within 60 days of July 1, 2020.
(5)Consists of 184,760 shares of common stock and 12,500 shares that may be acquired upon the vesting of RSUs, within 60 days of July 1, 2020 held directly by Mr. Lines.
(6)Consists of 59,512 shares of common stock and 12,500 shares that may be acquired upon the vesting of RSUs, within 60 days of July 1, 2020 held directly by Mr. Zuber.
(7)Consists of 12,778,244 shares held directly by Thoma Bravo Fund X, L.P., or TB Fund X, 2,795,142 shares held directly by Thoma Bravo Fund X-A, L.P., or TB Fund X-A, 60,188,225 shares held directly by Thoma Bravo Fund XI, L.P., or TB Fund XI, 30,228,008 shares held directly by Thoma Bravo Fund XI-A, L.P., or TB Fund XI-A, 1,327,808 shares held directly by Thoma Bravo Executive Fund XI, L.P., or TB Exec Fund, 1,096,382 shares held directly by Thoma Bravo Special Opportunities Fund I, L.P., or TB SOF and 8,077,427 shares held directly by Thoma Bravo Special Opportunities Fund I AIV, L.P., or TB SOF AIV. Thoma Bravo Partners X, L.P., or TB Partners X is the general partner of each of TB Fund X, TB Fund X-A, TB SOF and TB SOF AIV. Thoma Bravo Partners XI, L.P., or TB Partners XI, is the general partner of each of TB Fund XI, TB Fund XI-A and TB Exec Fund. Thoma Bravo, LLC is the general partner of each of TB Partners X and TB Partners XI. By virtue of the relationships described in this footnote, Thoma Bravo, LLC may be deemed to exercise voting and dispositive power with respect to the shares held directly by TB Fund X, TB Fund X-A, TB Fund XI, TB Fund XI-A, TB Exec Fund, TB SOF and TB SOF AIV. The principal business address of the entities identified herein is c/o Thoma Bravo, LLC, 150 North Riverside Plaza, Suite 2800, Chicago, Illinois 60606.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.
Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2020 by Section 16(a) under the Exchange Act.
DELINQUENT SECTION 16(A) REPORTS
None.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Dynatrace’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Dynatrace’s independent registered public accounting firm, (3) the performance of Dynatrace’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of Dynatrace’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Dynatrace’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Dynatrace for the fiscal year ended March 31, 2020. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Dynatrace be included in Dynatrace’s Annual Report on Form 10K for the fiscal year ended March 31, 2020, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DYNATRACE, INC.
Stephen Lifshatz, Chairman
James K. Lines
Kenneth “Chip” Virnig
Jill Ward
July 12, 2020

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, MA 02451, Attention: Corporate Secretary, telephone: (781) 530-1000. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2021 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a8 of the Exchange Act so that it is received by us no later than March 17, 2021. However, if the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2020 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, MA 02451, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2021 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than April 27, 2021 and no later than May 27, 2021. Stockholder proposals and the required notice should be addressed to Dynatrace, Inc., 1601 Trapelo Road, Suite 116, Waltham, MA 02451, Attention: Corporate Secretary.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

BROADRIDGE FINANCIAL SOLUTIONS, INC.
51 MERCEDES WAY
EDGEWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 24, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DT2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 24, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D20211-P42548

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

DYNATRACE, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Class I Directors

Nominees:	**For**	**Against**	**Abstain**
1a. John Van Siclen	☐	☐	☐
1b. Michael Capone	☐	☐	☐
1c. Stephen Lifshatz	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2021.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

D20212-P42548

DYNATRACE, INC.
Annual Meeting of Stockholders
August 25, 2020 1:00 PM
This proxy is solicited by the Board of Directors

The stockholder hereby appoints John Van Siclen, Kevin Burns and Craig Newfield, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dynatrace, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 1:00 PM, EDT on August 25, 2020, at the www.virtualshareholdermeeting.com/DT2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the shares will be voted FOR the election of each of the nominees for the Directors named in the Proxy Statement and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021. If other matters are presented, this proxy will be voted in accordance with the Board of Directors' recommendations.

The undersigned revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is executed.

Continued and to be signed on reverse side